Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

TEEKAY CORPORATION

AND

THE PURCHASERS NAMED ON SCHEDULE A HERETO

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of December 2, 2013, by and among Teekay Corporation, a Marshall Islands corporation (“Teekay”), and each of the Persons set forth on Schedule A to this Agreement (each, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, Teekay has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Purchasers.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.01 Definitions. The terms set forth below are used herein as so defined:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 promulgated under the Securities Act.

“Business Day” means any day other than (i) a Saturday, Sunday or legal holiday in New York City, or (ii) a day on which the commercial banks in New York are authorized or required by law or executive order to close.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Shares” means Teekay common stock, par value $0.001 per share.

“EDGAR” means the Electronic Data Gathering, Analysis, and Retrieval system.

“Effectiveness Period” has the meaning specified therefor in Section 2.01 of this Agreement.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Governmental Authority” means any court or governmental agency or body or any stock exchange authority or self-regulatory organization.

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“Holder” means the holder of any Registrable Securities.

“Losses” has the meaning specified therefor in Section 2.07(a) of this Agreement.

“NYSE” means the New York Stock Exchange.

“Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.

“Purchase Agreement” means that certain Common Stock Purchase Agreement of even date herewith, by and among Resolute Investments, Ltd. and the Purchasers.

“Purchaser” and “Purchasers” have the meanings specified therefor in the introductory paragraph of this Agreement.

“Registrable Securities” means the Common Shares acquired by the Purchasers pursuant to the Purchase Agreement.

“Registration Expenses” has the meaning specified therefor in Section 2.06(b) of this Agreement.

“Registration Statement” has the meaning specified therefor in Section 2.01 of this Agreement.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Selling Expenses” has the meaning specified therefor in Section 2.06(b) of this Agreement.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a Registration Statement.

“Selling Holder Indemnified Persons” has the meaning specified therefor in Section 2.07(a) of this Agreement.

“Teekay” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Well-Known Seasoned Issuer” means a “well-known seasoned issuer” as defined in Rule 405 promulgated under the Securities Act and which (i) (a) is a “well-known seasoned issuer” under paragraph (1)(i)(A) of such definition or (b) is a “well-known seasoned issuer” under paragraph (1)(i)(B) of such definition and is also eligible to register a primary offering of its securities relying on General Instruction I.B.1 of Form S-3 or Form F-3 under the Securities Act and (ii) is not an “ineligible issuer” as defined in Rule 405 promulgated under the Securities Act.

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Section 1.02 Registrable Securities. Any Registrable Security will cease to be a Registrable Security (a) when a registration statement covering such Registrable Security becomes or has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) when such Registrable Security has been disposed of pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act; (c) when such Registrable Security is held by Teekay or one of its subsidiaries; (d) when such Registrable Security has been sold or disposed of in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities pursuant to Section 2.09 hereof; or (e) one year following the latest date that the purchase of any Registrable Securities is consummated under the Purchase Agreement.

ARTICLE 2

REGISTRATION RIGHTS

Section 2.01 Registration. Promptly following the execution of this Agreement (but in no event later than two Business Days after the date hereof), Teekay will furnish to or file with the Commission, on the appropriate form, disclosure of the transactions contemplated by the Purchase Agreement and this Agreement. Teekay hereby represents to the Holders that it is a Well-Known Seasoned Issuer and is eligible to file an Automatic Shelf Registration Statement on Form F-3. No later than five Business Days following the earliest date that the purchase of any Registrable Securities is consummated under the Purchase Agreement, Teekay shall prepare and file with the Commission an Automatic Shelf Registration Statement on Form F-3 (the “Registration Statement”) under the Securities Act with respect to all of the Registrable Securities. The Registration Statement will become effective upon filing with the Commission. Any Registration Statement shall provide for the resale pursuant to any method or combination of methods legally available to, and reasonably requested by, the Holders of any and all Registrable Securities covered by such Registration Statement. Teekay shall use its commercially reasonable efforts to cause the Registration Statement filed pursuant to this Section 2.01 to be effective, supplemented and amended to the extent necessary to ensure that it is available for the resale of all Registrable Securities by the Holders until all Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities (the “Effectiveness Period”). The Registration Statement when effective (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will, when it becomes effective, not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in such Registration Statement, in light of the circumstances under which a statement is made). As soon as practicable following the date that the Registration Statement becomes effective, but in any event within two (2) Business Days of such date, Teekay shall provide the Holders with written notice of the effectiveness of the Registration Statement.

Section 2.02 Delay Rights. Notwithstanding anything to the contrary contained herein, Teekay may, upon written notice to any Selling Holder whose Registrable Securities are included in the Registration Statement, suspend such Selling Holder’s use of any prospectus which is a part of the Registration Statement or other registration statement (in which event the Selling

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Holder shall discontinue sales of the Registrable Securities pursuant to the Registration Statement but may settle any previously made sales of Registrable Securities) if (i) Teekay is pursuing an acquisition, merger, reorganization, disposition or other similar transaction and Teekay determines in good faith that Teekay’s ability to pursue or consummate such a transaction would be materially adversely affected by any required disclosure of such transaction in the Registration Statement or other registration statement or (ii) Teekay has experienced or is undertaking some other material non-public event the disclosure of which at such time, in the good faith judgment of Teekay, would materially adversely affect Teekay; provided, however, in no event shall the Selling Holders be suspended from selling Registrable Securities pursuant to the Registration Statement for a period that exceeds an aggregate of 60 days in any 180-day period or 105 days in any 365-day period. Upon disclosure of such information or the termination of the condition described above, Teekay shall provide prompt notice to the Selling Holders whose Registrable Securities are included in the Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other reasonable actions to permit registered sales of Registrable Securities as contemplated in this Agreement. Notwithstanding the foregoing provisions of this Section 2.02 (but without affecting the permitted suspensions described in this Section), neither the Company nor any of its directors, officers, employees, counsel or advisors will provide any “material non-public information” (within the meaning of the Exchange Act and the rules and judicial decisions thereunder and other than any material non-public information represented by the fact that any such suspension has occurred or is about to occur) to any Holder without first providing notice to such Holder and obtaining its consent.

Section 2.03 Sale Procedures. In connection with its obligations under this Article II, Teekay will, as expeditiously as possible:

(a) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement;

(b) furnish to each Selling Holder (i) as far in advance as reasonably practicable before filing the Registration Statement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing the Registration Statement or supplement or amendment thereto, and (ii) such number of copies of the Registration Statement and the prospectus included therein and any supplements and amendments thereto as such Selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement;

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(c) if applicable, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by the Registration Statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as the Selling Holders shall reasonably request; provided, however, that Teekay will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

(d) promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered by any of them under the Securities Act, of (i) the filing of the Registration Statement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Registration Statement or any post-effective amendment thereto, when the same has become effective; and (ii) the receipt of any written request by the Commission for amendments or supplements to the Registration Statement or any prospectus or prospectus supplement thereto;

(e) immediately notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in the Registration Statement contemplated by this Agreement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained therein, in light of the circumstances under which a statement is made); (ii) the issuance or express threat of issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or the initiation of any proceedings for that purpose; or (iii) the receipt by Teekay of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, Teekay agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and to take such other commercially reasonable action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

(f) upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;

(g) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders as soon as reasonably practicable an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(h) cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which Common Shares are then listed;

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(i) use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of Teekay to enable the Selling Holders to consummate the disposition of such Registrable Securities;

(j) provide a transfer agent and registrar for all Registrable Securities covered by the Registration Statement not later than the effective date of the Registration Statement;

(k) enter into customary agreements and take such other actions as are reasonably requested by the Selling Holders in order to expedite or facilitate the disposition of such Registrable Securities; and

(l) if requested by the Selling Holders, (i) incorporate in a prospectus supplement or post-effective amendment such information as such Selling Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being offered and sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering and (ii) make all required filing of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

Each Selling Holder, upon receipt of notice from Teekay of the happening of any event of the kind described in subsection (e) of this Section 2.03, shall forthwith discontinue offers and sales of the Registrable Securities by means of a prospectus or prospectus supplement until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (e) of this Section 2.03 or until it is advised in writing by Teekay that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings incorporated by reference in the prospectus.

Section 2.04 Cooperation by Holders. Notwithstanding anything to the contrary, Teekay shall have no obligation to include Registrable Securities of a Holder in the Registration Statement who has failed to timely furnish such information that Teekay determines, after consultation with its counsel, is reasonably required in order for the Registration Statement or prospectus supplement, as applicable, to comply with the Securities Act.

Section 2.05 Non-Contravention. Teekay hereby represents to the Holders that neither the execution of this Agreement nor the consummation of any of the transactions contemplated by this Agreement will conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both), or require any consent from any Person, under (i) the formation documents or other organizational documents of Teekay or (ii) any law, order or material agreement applicable to Teekay or by which any property or asset of Teekay is bound or affected. Without limiting the generality of the foregoing, Teekay further hereby represents to the Holders that the registration rights granted under this Agreement do not conflict with, and are not subordinate to in any manner to, the registration rights that have been granted by Teekay to any Person, including Resolute Investments, Ltd.

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Section 2.06 Expenses.

(a) Expenses. Teekay will pay all Registration Expenses. Each Selling Holder shall pay its pro rata share of all Selling Expenses in connection with any sale of its Registrable Securities hereunder. In addition, except as otherwise provided in Section 2.07 hereof, Teekay shall not be responsible for legal fees incurred by Holders in connection with the exercise of such Holders’ rights hereunder.

(b) Certain Definitions. “Registration Expenses” means all expenses incident to Teekay’s performance of or compliance with this Agreement to effect the registration of Registrable Securities on the Registration Statement pursuant to Section 2.01 and the disposition of such Registrable Securities, including, without limitation, all registration, filing, securities exchange listing and NYSE fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, fees of transfer agents and registrars, all word processing, duplicating and printing expenses, and the fees and disbursements of counsel and independent public accountants for Teekay. “Selling Expenses” means all underwriting fees, discounts and selling commissions or similar fees or arrangements allocable to the sale of the Registrable Securities.

Section 2.07 Indemnification.

(a) By Teekay. Teekay will indemnify and hold harmless each Selling Holder thereunder, its directors, officers, employees and agents and each Person, if any, who controls such Selling Holder within the meaning of the Securities Act and the Exchange Act, and its directors, officers, employees or agents (collectively, the “Selling Holder Indemnified Persons”), against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses) (collectively, “Losses”), joint or several, to which such Selling Holder Indemnified Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (in the case of any prospectus, in light of the circumstances under which such statement is made) contained in the Registration Statement, any preliminary prospectus, prospectus supplement, issuer free writing prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse each such Selling Holder Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings; provided, however, that Teekay will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder Indemnified Person in writing specifically for use in the Registration Statement, or preliminary prospectus, prospectus supplement, free writing prospectus or final prospectus or any amendment or supplement thereto, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder Indemnified Person, and shall survive the transfer of such securities by the relevant Selling Holder.

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(b) By Each Selling Holder. Each Selling Holder agrees severally and not jointly to indemnify and hold harmless Teekay, its directors, officers, employees and agents and each Person, if any, who controls Teekay within the meaning of the Securities Act and the Exchange Act, and its directors, officers, employees and agents, to the same extent as the foregoing indemnity from Teekay to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in the Registration Statement, any preliminary prospectus, prospectus supplement, free writing prospectus or final prospectus contained therein, or any amendment or supplement thereto; provided, however, that the liability of each Selling Holder shall not be greater in amount than the dollar amount of the proceeds (net of any Selling Expenses) received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification.

(c) Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission to so notify the indemnifying party shall not relieve the indemnifying party of its obligations hereunder except to the extent that the indemnifying party is materially prejudiced by such failure to notify. In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election to so assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.07 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable out-of-pocket costs of investigation and liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense or employ counsel reasonably satisfactory to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred; provided, however, that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be responsible for the reasonable expenses and fees of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified parties. Notwithstanding any other provision of this Agreement, no indemnifying party shall settle any action brought against any indemnified party with respect to which such indemnified party is entitled to indemnification hereunder without the consent of the indemnified party, unless the settlement thereof imposes no liability or obligation on, does not include any admission of culpability or wrongdoing on the part of, and includes a complete and unconditional release from all liability of, the indemnified party.

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(d) Contribution. If the indemnification provided for in this Section 2.07 is held by a court or government agency of competent jurisdiction to be unavailable to any indemnified party or is insufficient to hold them harmless in respect of any Losses (other than as a result of any limitations set forth in the express terms of such indemnification provisions), then each such indemnifying party, in lieu of, or in addition to, indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of such indemnified party on the other in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall any Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of proceeds (net of Selling Expenses) received by such Selling Holder from the sale of Registrable Securities giving rise to such indemnification. The relative fault of the indemnifying party on the one hand and the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss that is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e) Other Indemnification. The provisions of this Section 2.07 shall be in addition to any other rights to indemnification or contribution that an indemnified party may have pursuant to law, equity, contract or otherwise.

Section 2.08 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, Teekay agrees to use its commercially reasonable efforts to:

(a) make and keep public information regarding Teekay available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date hereof;

(b) file with the Commission in a timely manner all reports and other documents required of Teekay under the Securities Act and the Exchange Act at all times from and after the date hereof; and

(c) so long as a Holder owns any Registrable Securities, furnish, unless otherwise available via EDGAR, to such Holder forthwith upon request a copy of the most recent annual or quarterly report of Teekay, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

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Solely for purposes of this Section 2.08, the term “Registrable Securities” shall be read without regard to the one-year limitation set forth in Section 1.02(e). For the avoidance of doubt, the provisions of this Section 2.08 will survive indefinitely.

Section 2.09 Transfer or Assignment of Registration Rights. The rights to cause Teekay to register Registrable Securities granted to the Purchasers by Teekay under this Article II may be transferred or assigned by any Purchaser to one or more transferees or assignees of Registrable Securities; provided, however, that (a) unless the transferee or assignee is an Affiliate of, and after such transfer or assignment continues to be an Affiliate of, such Purchaser, the amount of Registrable Securities transferred or assigned to such transferee or assignee shall represent at least $5.0 million of Registrable Securities (based on the most recent closing price of the Common Shares immediately prior to such transfer or assignment), (b) Teekay is given written notice prior to any said transfer or assignment, stating the name and address of each such transferee or assignee and identifying the number of Common Shares with respect to which such registration rights are being transferred or assigned, and (c) each such transferee or assignee assumes in writing responsibility for its portion of the obligations of such Purchaser under this Agreement.

Section 2.10 Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with the sale of the Registrable Securities and shall sell the Registrable Securities in accordance with a method of distribution described in the Registration Statement.

Section 2.11 Information.Each Purchaser shall supply such information with respect to itself, its directors, officers and shareholders and such other matters as may be reasonably necessary as Teekay may reasonably request for the purpose of preparation of any registration statement, notice, form or other documents required to be filed with any Governmental Authority.

ARTICLE 3

MISCELLANEOUS

Section 3.01 Communications. All notices and other communications provided for or permitted hereunder shall be made in writing by facsimile, electronic mail, courier service or personal delivery:

(a) if to a Purchaser:

      To the respective address listed on Schedule A hereof.

(b) if to a transferee of a Purchaser, to such Holder at the address provided pursuant to Section 2.09 above; and

(c) if to Teekay:

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Teekay Corporation

4th Floor, Belvedere Building

69 Pitts Bay Road

Hamilton HM 08, Bermuda

Attention: Corporate Secretary

Facsimile: (441) 292-3931

with a copy to:

Perkins Coie LLP

1120 N.W. Couch Street, 10th Floor

Portland, OR 97209

Attention: David Matheson

Facsimile: (503) 346-2008

All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered; when receipt acknowledged, if sent via facsimile or sent via Internet electronic mail; and when actually received, if sent by courier service or any other means.

Section 3.02 Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.

Section 3.03 Assignment of Rights and Obligations. All or any portion of the rights and obligations of any Purchaser under this Agreement may be transferred or assigned by such Purchaser only in accordance with Section 2.09 hereof. Teekay may not transfer any of its rights or obligations under this Agreement to any Person, except as expressly set forth herein.

Section 3.04 Recapitalization, Exchanges, Etc. Affecting the Shares. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all securities of Teekay or any successor or assign of Teekay (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, unit splits, recapitalizations, pro rata distributions of shares and the like occurring after the date of this Agreement.

Section 3.05 Aggregation of Registrable Securities. All Registrable Securities held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights and applicability of any obligations under this Agreement.

Section 3.06 Delegending of Registrable Securities. In connection with a transfer of Registrable Securities that satisfies the requirements of paragraph (a), (b) or (d) of Section 12 of the Purchase Agreement, Teekay agrees to provide, promptly and at Teekay’s expense, such authorizations and certifications as are reasonably requested by Teekay’s transfer agent in order to remove the legend required by Section 11(h) of the Purchase Agreement.

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Section 3.07 Specific Performance. Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity that such Person may have.

Section 3.08 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

Section 3.09 Headings. The headings herein are for convenience of reference only and shall not be part of, or affect the meaning or interpretation of, this Agreement.

Section 3.10 Governing Law. THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

Section 3.11 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

Section 3.12 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by Teekay set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

Section 3.13 Amendment. This Agreement may be amended only by means of a written amendment signed by Teekay and the Holders of a majority of the then outstanding Registrable Securities; provided, however, that no such amendment shall materially adversely affect the rights of any Holder hereunder without the consent of such Holder.

Section 3.14 No Presumption. If any claim is made by a party relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.

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Section 3.15 Obligations Limited to Parties to Agreement. Each of the parties hereto covenants, agrees and acknowledges that no Person other than the Purchasers (and their permitted transferees and assignees) and Teekay shall have any obligation hereunder and that, notwithstanding that one or more of the Purchasers may be a corporation, partnership or limited liability company, no recourse under this Agreement or any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Purchasers or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Purchasers or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, as such, for any obligations of the Purchasers under this Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation, except in each case for any transferee or assignee of a Purchaser hereunder.

Section 3.16 Interpretation. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever any determination, consent or approval is to be made or given by a Purchaser under this Agreement, such action shall be in such Purchaser’s sole discretion unless otherwise specified.

Section 3.17 Effectiveness of Agreement. Notwithstanding anything to the contrary, the effectiveness of this Agreement is conditioned upon the initial purchase and sale of Common Shares under the Purchase Agreement.

[Signature pages to follow]

14

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

TEEKAY CORPORATION

By:	/s/ Arthur Bensler
Name: Arthur Bensler
Title: Executive Vice President, Secretary and General Counsel

Company Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PURCHASER:

Andrew L. Atterbury

/s/ Andrew L. Atterbury

Investor Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PURCHASER: Blackwell Partners LLC

By:	Magnetar Financial LLC
Its:	Investment Manager

By:	/s/ Michael Turro
Michael Turro
Chief Compliance Officer

Investor Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PURCHASER:

Brenner West Capital Master Fund, Ltd.

By: Brenner West Capital Advisors, LLC, the Investment Manager

By:	/s/ Craig Nerenberg
Name: Craig Nerenberg
Title: Managing Member

Brenner West Capital Partners, LP

By: Brenner West Capital Advisors, LLC, the Investment Manager

By:	/s/ Craig Nerenberg
Name: Craig Nerenberg
Title: Managing Member

Investor Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PURCHASER:
Compass HTV LLC

By:	Magnetar Financial LLC
Its:	Investment Manager

By:	/s/ Michael Turro
Michael Turro
Chief Compliance Officer

Investor Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PURCHASER:
Compass Offshore HTV PCC Limited

By:	Magnetar Financial LLC
Its:	Investment Manager

By:	/s/ Michael Turro
Michael Turro
Chief Compliance Officer

Investor Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PURCHASER:

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

By: Goldman Sachs Asset Management, L.P., its Investment Adviser

/s/ Kyri Loupis
Name: Kyri Loupis
Title: Managing Director

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PURCHASER:

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

By: Goldman Sachs Asset Management, L.P., its Investment Adviser

/s/ Kyri Loupis
Name: Kyri Loupis
Title: Managing Director

Investor Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PURCHASER:

Highline A Master Fund, L.L.C.
Purchaser Name

By: Highline Capital Holdings, L.L.C.

By:	/s/ Howard M. Singer
Name: Howard M. Singer
Title: Member/COO

Investor Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PURCHASER:

Highline B Master Fund. L.L.C.
Purchaser Name

By: Highline Capital Holdings, L.L.C.

By:	/s/ Howard M. Singer
Name: Howard M. Singer
Title: Member/COO

Investor Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PURCHASER:

Highline Capital Master. L.P.
Purchaser Name

By: Highline Capital Holdings, L.L.C.

By:	/s/ Howard M. Singer
Name: Howard M. Singer
Title: Member/COO

Investor Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PURCHASER:

Highline Capital Partners, L.P.
Purchaser Name

By: Highline Capital Holdings, L.L.C.

By:	/s/ Howard M. Singer
Name: Howard M. Singer
Title: Member/COO

Investor Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PURCHASER:

Highline Capital Partners QP, LP
Purchaser Name

By: Highline Capital Holdings, L.L.C.

By:	/s/ Howard M. Singer
Name: Howard M. Singer
Title: Member/COO

Investor Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PURCHASER:

Kayne Anderson Energy Total Return Fund, Inc.
Purchaser Name

By: KA Fund Advisors, LLC, as Manager

By:	/s/ James C. Baker
Name: James C. Baker
Title: Managing Director

Investor Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PURCHASER:

Kayne Anderson Midstream/Energy Fund, Inc. Purchaser Name

By: KA Fund Advisors, LLC, as Manager

By:	/s/ James C. Baker
Name: James C. Baker
Title: Managing Director

Investor Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PURCHASER:

Richard D. Kinder

/s/ Richard D. Kinder

Investor Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PURCHASER: MTP Energy Fund Ltd

By:	MTP Energy Management LLC
Its:	Investment Manager
	By:	Magnetar Financial LLC
	Its:	Sole Member

By:	/s/ Michael Turro
Michael Turro
Chief Compliance Officer

Investor Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PURCHASER: MTP Energy Opportunities Fund LLC

By:	MTP Energy Management LLC
Its:	Managing Manager
	By:	Magnetar Financial LLC
	Its:	Sole Member

By:	/s/ Michael Turro
Michael Turro
Chief Compliance Officer

Investor Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PURCHASER: Magnetar Capital Master Fund, Ltd

By:	Magnetar Financial LLC
Its:	Investment Manager

By:	/s/ Michael Turro
Michael Turro
Chief Compliance Officer

Investor Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PURCHASER: Magnetar Constellation Fund II, Ltd

By:	Magnetar Financial LLC
Its:	Investment Manager

By:	/s/ Michael Turro
Michael Turro
Chief Compliance Officer

Investor Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PURCHASER: Magnetar Constellation Master Fund, Ltd

By:	Magnetar Financial LLC
Its:	Investment Manager

By:	/s/ Michael Turro
Michael Turro
Chief Compliance Officer

Investor Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PURCHASER: Magnetar Global Event Driven Master Fund Ltd

By:	Magnetar Financial LLC
Its:	Investment Manager

By:	/s/ Michael Turro
Michael Turro
Chief Compliance Officer

Investor Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PURCHASER: Magnetar SC Fund Ltd

By:	Magnetar Financial LLC
Its:	Investment Manager

By:	/s/ Michael Turro
Michael Turro
Chief Compliance Officer

Investor Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PURCHASER: Magnetar Xing He Master Fund Ltd

By:	Magnetar Financial LLC
Its:	Investment Manager

By:	/s/ Michael Turro
Michael Turro
Chief Compliance Officer

Investor Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PURCHASER:

William V. Morgan

/s/ William V. Morgan

Investor Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PURCHASER:

New Mountain Vantage (California), L.P.
Purchaser Name

By:	/s/ Dan Riley
Name: Dan Riley
Title: Managing Director and Co-Portfolio Manager

Investor Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PURCHASER:

New Mountain Vantage (California) II, L.P.
Purchaser Name

By:	/s/ Dan Riley
Name: Dan Riley
Title: Managing Director and Co-Portfolio Manager

Investor Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PURCHASER:

New Mountain Vantage Holdco Ltd.
Purchaser Name

By:	/s/ Dan Riley
Name: Dan Riley
Title: Managing Director and Co-Portfolio Manager

Investor Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PURCHASER:

New Mountain Vantage LO, L.P.
Purchaser Name

By:	/s/ Dan Riley
Name: Dan Riley
Title: Managing Director and Co-Portfolio Manager

Investor Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PURCHASER:

New Mountain Vantage, L.P.
Purchaser Name

By:	/s/ Dan Riley
Name: Dan Riley
Title: Managing Director and Co-Portfolio Manager

Investor Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PURCHASER:

Fayez S. Sarofim

/s/ Fayez S. Sarofim

Investor Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PURCHASER:

Sarofim International Management Company

By:	/s/ Raye G. White
Name: Raye G. White
Title: Executive Vice President

Investor Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PURCHASER:

Seis Holdings LLC

By:	/s/ Ronald H. Jacobe, Jr.
Name: Ronald H. Jacobe, Jr.
Title: President

Investor Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PURCHASER:

Sterling Holdings, LLC

By:	/s/ Leslie W. Olrich
Name: Leslie W. Olrich
Title: Managing Member

Investor Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PURCHASER:

Triangle Peak Partners II, LP
By:	Triangle Peak Partners Private Equity GP, LLC, its general partner

By:	/s/ Michael C. Morgan
Name: Michael C. Morgan
Title: Managing Member

Investor Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

PURCHASER:

Whetstone Capital, LP
By:	Whetstone Capital Advisors, LLC, its general partner

By:	/s/ David A. Atterbury
Name: David A. Atterbury
Title: President

Investor Signature Page to Registration Rights Agreement

SCHEDULE A

Purchaser Name; Notice and Contact Information

Purchaser Name		Notice and Contact Information
1.	Andrew L. Atterbury	c/o Scott M. Bilyeu, CFO
Triangle Peak Partners, LP
Carmel Plaza, Suite 305 (Ocean & Mission)
Carmel, CA 93921
scott@tpeak.com

and

Andrew L. Atterbury
andyatterbury@kcmidland.com

2.	Blackwell Partners LLC	c/o Magnetar Financial LLC
1603 Orrington Avenue
13th Floor
Evanston, lL 60201
Email: Notices@magnetar.com
Attention: Chief Compliance Officer

3.	Brenner West Capital Master Fund, Ltd.	Michael Weiss
Brenner West Capital Advisors, LLC
	Brenner West Capital Partners, LP	500 Fifth Avenue, 41st Floor
New York, NY 10110
(212) 801-1259
mike@brennerwest.com

4.	Compass HTV LLC	c/o Magnetar Financial LLC
1603 Orrington Avenue
13th Floor
Evanston, IL 60201
Email: Notices@magnetar.com
Attention: Chief Compliance Officer

5.	Compass Offshore HTV PCC Limited	c/o Magnetar Financial LLC
1603 Orrington Avenue
13th Floor
Evanston, IL 60201
Email: Notices@magnetar.com
Attention: Chief Compliance Officer

6.	GOLDMAN SACHS MLP ENERGY	Goldman Sachs Asset Management, L.P
	INFRASTRUCTURE FUND	200 West Street
New York, New York 10282
Attn: Ganesh Jois
(212) 934-3061
Ganesh.Jois@gs.com

Schedule A to Registration Rights Agreement

Purchaser Name		Notice and Contact Information
7.	GOLDMAN SACHS MLP INCOME	Goldman Sachs Asset Management, L.P
	OPPORTUNITIES FUND	200 West Street
New York, New York 10282
Attn: Ganesh Jois
(212) 934-3061
Ganesh.Jois@gs.com

8.	Highline A Master Fund, L.L.C.	c/o Highline Capital Holdings, L.L.C.
One Rockefeller Plaza, 30th Floor
New York, NY 10020

ops@highlinecap.com

9.	Highline B Master Fund, L.L.C.	c/o Highline Capital Holdings L.L.C.
One Rockefeller Plaza, 30th Floor
New York, NY 10020

ops@highlinecap.com

10.	Highline Capital Master, L.P.	c/o Highline Capital Holdings L.L.C.
One Rockefeller Plaza, 30th Floor
New York, NY 10020

ops@highlinecap.com

11.	Highline Capital Partners, L.P.	c/o Highline Capital Holdings L.L.C.
One Rockefeller Plaza, 30th Floor
New York, NY 10020

ops@highlinecap.com

12.	Highline Capital Partners QP, LP	c/o Highline Capital Holdings L.L.C.
One Rockefeller Plaza, 30th Floor
New York, NY 10020

ops@highlinecap.com

13.	Kayne Anderson Energy Total Return Fund, Inc.	811 Main Street, 14th Floor Houston, TX 77002
Telephone: (713) 493-2020
Fax: (713) 655-7359
Attn: James C. Baker

14.	Kayne Anderson Midstream/Energy Fund, Inc.	811 Main Street, 14th Floor Houston, TX 77002
Telephone: (713) 493-2020
Fax: (713) 655-7359
Attn: James C. Baker

Schedule A to Registration Rights Agreement

Purchaser Name		Notice and Contact Information
15.	Richard D. Kinder	Richard D. Kinder
c/o Scott M. Bilyeu, CFO
Triangle Peak Partners, LP
Carmel Plaza, Suite 305 (Ocean & Mission)
Carmel, CA 93921
Scott@tpeak.com

and

Richard D. Kinder
c/o Gary Dudley
gdudley@deloitteretired.com

16.	MTP Energy Fund Ltd	c/o MTP Energy Management LLC
1603 Orrington Avenue
13th Floor
Evanston, IL 60201
Email: Notices@magnetar.com
Attention: Chief Compliance Officer

17.	MTP Energy Opportunities Fund LLC	c/o MTP Energy Management LLC
1603 Orrington Avenue
13th Floor
Evanston, IL 60201
Email: Notices@magnetar.com
Attention: Chief Compliance Officer

18.	Magnetar Capital Master Fund, Ltd	c/o Magnetar Financial LLC
1603 Orrington Avenue
13th Floor
Evanston, IL 60201
Email: Notices@magnetar.com
Attention: Chief Compliance Officer

19.	Magnetar Constellation Fund II, Ltd	c/o Magnetar Financial LLC
1603 Orrington Avenue
13th Floor
Evanston, IL 6020 l
Email: Notices@magnetar.com
Attention: Chief Compliance Officer

20.	Magnetar Constellation Master Fund, Ltd	c/o Magnetar Financial LLC
1603 Orrington Avenue
13th Floor
Evanston, IL 60201
Email: Notices@magnetar.com
Attention: Chief Compliance Officer

Schedule A to Registration Rights Agreement

Purchaser Name		Notice and Contact Information
21.	Magnetar Global Event Driven Master Fund Ltd	c/o Magnetar Financial LLC 1603 Orrington Avenue
13th Floor
Evanston, IL 60201
Email: Notices@magnetar.com
Attention: Chief Compliance Officer

22.	Magnetar SC Fund Ltd	c/o Magnetar Financial LLC
1603 Orrington Avenue
13th Floor
Evanston, IL 60201
Email: Notices@magnetar.com
Attention: Chief Compliance Officer

23.	Magnetar Xing He Master Fund Ltd	c/o Magnetar Financial LLC
1603 Orrington Avenue
13th Floor
Evanston, IL 60201
Email: Notices@magnetar.com
Attention: Chief Compliance Officer

24.	William V. Morgan	c/o Scott M. Bilyeu, CFO
Triangle Peak Partners, LP
Carmel Plaza, Suite 305 (Ocean & Mission)
Carmel, CA 93921
scott@tpeak.com

and

c/o Morgan Family Office
11 Greenway Plaza, Suite 2000
Houston, TX 77046
duanekelley@wvmorgan.com

25.	New Mountain Vantage, L.P.	Dan Riley
	New Mountain Vantage Holdco Ltd.	New Mountain Vantage Advisers, L.L.C.
	New Mountain Vantage (California), L.P.	Managing Director and Co-Portfolio Manager
	New Mountain Vantage (California) II, L.P. New Mountain Vantage LO, L.P.	787 7th Avenue 49th Floor
New York, NY 10019

26.	Fayez S. Sarofim	Fayez S. Sarofim
c/o Scott M. Bilyeu, CFO
Triangle Peak Partners, LP
Carmel Plaza, Suite 305 (Ocean & Mission)
Carmel, CA 93921
scott@tpeak.com

and

Fayez S. Sarofim
c/o Raye G. White
rgwhite@sarofim.com

Schedule A to Registration Rights Agreement

Purchaser Name		Notice and Contact Information
27.	Sarofim International Management Company	Sarofim International Management Company c/o Scott M. Bilyeu, CFO
Triangle Peak Partners, LP
Carmel Plaza, Suite 305 (Ocean & Mission)
Carmel, CA 93921
scott@tpeak.com

and

Sarofim International Management Company
c/o Raye G. White
rgwhite@sarofim. com

28.	Seis Holdings LLC	Seis Holdings LLC
c/o Scott M. Bilyeu, CFO
Triangle Peak Partners, LP
Carmel Plaza, Suite 305 (Ocean & Mission)
Carmel, CA 93921
scott@tpeak.com

and

Seis Holdings LLC
c/o Ronald H. Jacobe, Jr.
ronnie@seisholdings.com

29.	Sterling Holdings, LLC	Sterling Holdings, LLC
c/o Scott M. Bilyeu, CFO
Triangle Peak Partners, LP
Carmel Plaza, Suite 305 (Ocean & Mission)
Carmel, CA 93921
scott@tpeak.com

and

Sterling Holdings, LLC
c/o Anne Groszek
agroszek@kcmidland.com

30.	Triangle Peak Partners II, LP	Triangle Peak Partners II, LP
c/o Scott M. Bilyeu, CFO
Triangle Peak Partners, LP
P.O. Box 3788
Carmel Plaza, Suite 305 (Ocean & Mission)
Carmel, CA 93921
scott@tpeak.com

and

Triangle Peak Partners II, LP
c/o Michael C. Morgan
mike@tpeak.com

Schedule A to Registration Rights Agreement

Purchaser Name		Notice and Contact Information
31.	Whetstone Capital, L P	c/o Scott M. Bilyeu, CFO
Triangle Peak Partners, L P
Carmel Plaza, Suite 305 (Ocean & Mission)
Carmel, CA 93921
scott@tpeak.com

and

c/o David A. Atterbury
datterbury@whetstone-capital.com

Schedule A to Registration Rights Agreement